UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K
                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                                 April 5, 2002

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                             FLOWSERVE CORPORATION
            (Exact name of registrant as specified in the charter)



            New York                     001-13179             31-0267900
(State of other jurisdiction of          (Commission         (I.R.S. Employer
incorporation or organization)           File Number)       Identification No.)

 222 W. Las Colinas Blvd., Suite 1500,                            75039
            Irving, Texas                                      (Zip Code)
(Address of principal executive offices)

                                (972) 443-6500
              Registrant's telephone number, including area code


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Item 9.  Regulation FD Disclosure

     The press release of Flowserve Corporation dated April 5, 2002, is attached hereto as Exhibit 99.1.


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                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:    April 5, 2002

                                       Flowserve Corporation

                                       By: /s/ Ronald F. Shuff
                                           --------------------
                                           Name:  Ronald F. Shuff
                                           Title: Vice President, Secretary and
                                                  General Counsel

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                                 EXHIBIT INDEX


Exhibit No.                 Description of the Exhibit

    99.1            Press release of Flowserve Corporation dated April 5, 2002.